Exhibit 1

                               Shares(1)

Golf Galaxy, Inc.

Common Stock

PURCHASE AGREEMENT

            , 2006

PIPER JAFFRAY & CO.

WILLIAM BLAIR & COMPANY

WEDBUSH MORGAN SECURITIES

 As Representatives of the several

  Underwriters named in Schedule II hereto

c/o Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota  55402

Ladies and Gentlemen:

Golf Galaxy, Inc., a Minnesota corporation (the “Company”), and the shareholders of the Company listed in Schedule I hereto (the “Selling Shareholders”) severally propose to sell to the several Underwriters named in Schedule II hereto (the “Underwriters”) an aggregate of                    shares (the “Firm Shares”) of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company. The Firm Shares consist of                    authorized but unissued shares of Common Stock to be issued and sold by the Company,                    outstanding shares of Common Stock to be sold by certain of the Selling Shareholders and                    authorized but unissued shares of Common Stock to be issued upon the exercise of currently exercisable stock options to be sold by certain of the Selling Shareholders. Certain of the Selling Shareholders have also granted to the several Underwriters an option to purchase up to                    additional shares of Common Stock, on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”). The Firm Shares and any Option Shares purchased pursuant to this Agreement are herein collectively called the “Securities.”

The Company and the Selling Shareholders hereby confirm their agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as representatives (the “Representatives”).

(1)                                  Plus an option to purchase up to              additional shares to cover over allotments.

1.                                       Registration Statement and Prospectus. A registration statement on Form S-1 (File No. 333-                ) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (“Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to you.

If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Each part of such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date, each part of such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A(b) of the Rules and Regulations, is hereinafter called the “Registration Statement.”  The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the “Prospectus,” except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations), but not including a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term “Prospectus” shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) or from and after the time of its first use within the meaning of the Rules and Regulations. The term “Preliminary Prospectus” as used herein means any preliminary prospectus included in the Registration Statement prior to the time the Registration Statement becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A of the Rules and Regulations. All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

2.                                       Representations and Warranties of the Company and the Selling Shareholders.

(a)                                  The Company represents and warrants to, and agrees with, the several Underwriters as follows:

(i)                                     No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

(ii)                                  As of the time any part of the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act) became effective upon the filing or first use within the meaning of the Rules and Regulations of the Prospectus (or any supplement to the Prospectus) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.

(iii)                               Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale and the Statutory Prospectus, all considered together (collectively, the “Time of Sale Disclosure Package”), nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omit or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

(1)                                  “Time of Sale” means         :00 **[a/p]m (Eastern time) on the date of this Agreement

(2)                                  “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Act.

(3)                                  “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Act because it contains a description of the Securities or of the offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(i) because it is an electronic road show which is made available, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

(4)                                  “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III to this Agreement.

(5)                                  “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus. The term Issuer Limited-Use Free Writing Prospectus also includes any electronic road show that is made available even though not required to be filed with the Commission.

(iv)                              (A) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(a)(iii)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein.

(B)                                (1) At the time of filing the Registration Statement and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Act.

(C)                                Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, all other conditions to use thereof as set forth in Rules 164 and 433 under the Act.

(v)                                 The financial statements of the Company, together with the related notes, set forth in the Registration Statement, the Time of Sale Disclosure Package and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. To the Company’s knowledge, Ernst & Young LLP, which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent public accounting firm within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act. All non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus in accordance with Regulation S-X under the Act. There are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures or capital resources of the Company.

(vi)                              Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).

(vii)                           Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change in the business, prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”) or any development involving a prospective Material Adverse Change.

(viii)                        Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change.

(ix)                                There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

(x)                                   This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any material agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company’s articles or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

(xi)                                All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Representatives), and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s articles, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company that have not been waived in writing (a copy of which has been delivered to counsel to the Representatives). All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus and except for any directors’ qualifying shares, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xii)                             The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business (collectively, “Permits”) unless the failure to hold any Permit is not reasonably likely to have a Material Adverse Effect and all such Permits are valid and in full force and effect; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xiii)                          The Company and each of its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xiv)                         The Company and each of its subsidiaries owns or possesses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus; except as stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, no name which the Company or any of its subsidiaries uses and no other aspect of the business of the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others material to the business or prospects of the Company and neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee.

(xv)                            Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

(xvi)                         The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were shown thereon to be payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.

(xvii)                      The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that, except as set forth on Schedule III, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, except in accordance with the provisions of Section 4(a)(xix) of this Agreement.

(xviii)                   The Common Stock of the Company is registered and listed on the Nasdaq National Market (“Nasdaq”) under the ticker symbol “GGXY.”  The Company has not received any notice that it is not in compliance with the listing or maintenance requirements of Nasdaq. The Company believes that it is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. A Registration Statement relating to the Common Stock on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) has become effective.

(xix)                           Other than the subsidiaries of the Company listed in Exhibit 21 to the Registration Statement, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(xx)                              The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting, and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxi)                           Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxii)                        Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

(xxiii)                     The Company carries, or is covered by, insurance in such amounts and covering such risks as is appropriate (in kind and amount) for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(xxiv)                    [Intentionally Omitted]

(xxv)                       The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxvi)                    The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxvii)                 The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxviii) Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding guarantees or other contingent obligations of the Company that could reasonably be expected to have a Material Adverse Effect.

(b)                                 Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters as follows:

(i)                                     If such Selling Shareholder is selling Securities issuable upon exercise of options (“Company Options”) to purchase Common Stock of the Company, such Selling Shareholder is the record and beneficial owner of such Company Options, free and clear of all security interests, claims, liens, restrictions on transferability (except as set forth in the agreements representing such Company Options), legends, proxies, equities or other encumbrances.

(ii)                                  Such Selling Shareholder is the record and beneficial owner of, and has, and on the First Closing Date and/or the Second Closing Date, as the case may be, will have, valid and marketable title to the Securities (including Securities issuable upon exercise of Company Options) to be sold hereunder by such Selling Shareholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances (except for such restrictions, legends, proxies or other encumbrances disclosed to the Representatives and which will be released as of the First Closing Date or the Second Closing Date, as applicable); and upon delivery of and payment for such Securities hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. Such Selling Shareholder is selling the Securities to be sold by such Selling Shareholder for such Selling Shareholder’s own account and is not selling such Securities, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Shareholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

(iii)                               Such Selling Shareholder has duly authorized, executed and delivered a Custody Agreement (“Custody Agreement”), which Custody Agreement is a valid and binding obligation of such Selling Shareholder, to Wells Fargo Bank, N.A., as Custodian (the “Custodian”); pursuant to the Custody Agreement the Selling Shareholder has placed in custody with the Custodian, for delivery under this Agreement, certificates representing the Securities to be sold by such Selling Shareholder and agreements representing the Company Options to be exercised in connection with the Securities to be sold by such Selling Shareholder, as applicable; such certificates, if any, represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock and such agreements, if any, represent validly issued and outstanding Company Options; when issued, the certificates representing Securities issuable upon exercise of Company Options will represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock; in the case of Company Options, such agreements were accompanied by all documents duly and properly executed that are necessary to effect the exercise of such Company Options; and in the case of Common Stock (including shares of Common Stock issuable upon exercise of Company Options), such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title to the shares of Common Stock to be sold by such Selling Shareholder hereunder, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

(iv)                              Such Selling Shareholder has the power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder; and such Selling Shareholder has duly authorized, executed and delivered to Randall K. Zanatta and Richard C. Nordvold, as attorneys-in-fact (the “Attorneys-in-Fact”), an irrevocable power of attorney (a “Power of Attorney”) authorizing and directing the Attorneys-in-Fact, or either of them, to effect the sale and delivery of the Securities being sold by such Selling Shareholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

(v)                                 This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and each constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or any law, regulation, order or decree applicable to such Selling Shareholder; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Shareholder, except such as may be required under the Act or state securities laws or blue sky laws.

(vi)                              Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by such Selling Shareholder; provided, however, that no Selling Shareholder has made nor will make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act except a Permitted Free Writing Prospectus authorized by the Company and the Underwriters for distribution in accordance with the provisions of Section 4(a)(xix) hereof.

(vii)                           Such Selling Shareholder has reviewed the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and neither the Registration Statement, the Time of Sale Disclosure Package nor the Prospectus contains any untrue statement of a material fact regarding such Selling Shareholder or omits to state any material fact required to be stated therein regarding such Selling Shareholder or necessary to make the statements therein regarding such Selling Shareholder, in light of the circumstances under which they are made, not misleading.

(c)                                  Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Shareholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

3.                                       Purchase, Sale and Delivery of Securities.

(a)                                  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell                    Firm Shares, and each Selling Shareholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite the name of such Selling Shareholder in Schedule I hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto. The purchase price for each Firm Share shall be $     per share. The obligation of each Underwriter to each of the Company and the Selling Shareholders shall be to purchase from each of the Company and the Selling Shareholders that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Shareholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule II.

The Firm Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company and the Custodian, as appropriate, at the offices of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.”  If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days’ prior notice to the Company and the Custodian, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the First Closing Date at the offices of Piper Jaffray & Co., Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(b)                                 On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, certain of the Selling Shareholders, with respect to the number of Option Shares set forth opposite the name of such Selling Shareholder in Schedule I hereto, hereby grant to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Attorneys-in-Fact setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date”, respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. If the option is exercised, the obligation of each Underwriter shall be to purchase from the Selling Shareholders granting an option to purchase the Option Shares, that number of Option Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion that the number of Option Shares granted by each such Selling Shareholder bears to the total number of Option Shares granted by all such Selling Shareholders. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Custodian at the offices of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the Second Closing Date at the office of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(c)                                  It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Shareholders, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Shareholder.

4.                                       Covenants.

(a)                                  The Company covenants and agrees with the several Underwriters as follows:

(i)                                     If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A, of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b); the Company will prepare and file with the Commission, promptly upon your reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(ii)                                  The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission.

(iii)                               (A)                              Within the time during which a prospectus (or in lieu thereof the notice referred to in Rule 173(a)) relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B)                                If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(iv)                              The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(v)                                 The Company will furnish to the Underwriters and counsel for the Underwriters copies of the Registration Statement (three of which will be signed and will include all consents and exhibits filed therewith), each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(vi)                              During a period of five years commencing with the date hereof, the Company will furnish to the Representatives, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the shareholders of the Company and all information, documents and reports filed with the Commission, the NASD, Nasdaq or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

(vii)                           The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(viii)                        The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid  (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters’ counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all filing fees and fees and disbursements of the Underwriters’ counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees and fees and disbursements of the Underwriters’ counsel incident to any required review by the NASD of the terms of the sale of the Securities, (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations and the obligations of the Selling Shareholders hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any agreement on its or their part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company or the Selling Shareholders is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

(ix)                                The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(x)                                   The Company will not, without the prior written consent of Piper Jaffray & Co., from the date of execution of this Agreement and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, file with the Commission registration statement under the Act relating to, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Piper Jaffray & Co.; provided, however, that if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Piper Jaffray & Co. waives, in writing, such extension; provided, however, that the restrictions set forth in this subparagraph (x) shall not apply to (A) the sale of any Securities to the Underwriters pursuant to this Agreement; (B) sales in connection with the exercise of options granted and authorized to be granted under the Company’s 1996 Stock Option and Incentive Plan, as amended and restated, and 2004 Stock Incentive Plan (collectively, the “Stock Plans”); (C) the grant of options or stock awards to purchase up to an additional 100,000 shares under the Stock Plans; and (D) the sale of shares in connection with the exercise of those certain warrants each dated March 16, 2006, and issued to Mark R. McCormick, Ralph D. Maltby and Donna D. Maltby, respectively. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(xi)                                The Company either has caused to be delivered to you or will cause to be delivered to you prior to the effective date of the Registration Statement a Lock-Up Agreement in the form attached hereto as Annex A (the “Lock-Up Agreement”) from each of the Company’s directors, officers, Selling Shareholders and certain identified holders of more than five percent of the Company’s outstanding Common Stock. The Company will use commercially reasonable efforts to enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the

Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(xii)                             The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

(xiii)                          The Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xiv)                         [Intentionally Omitted]

(xv)                            [Intentionally Omitted]

(xvi)                         The Company will file with the Commission such periodic and special reports as required by the Rules and Regulations.

(xvii)                      The Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to the Company, including its subsidiaries is made known to them by others within those entities.

(xviii)                   The Company and its subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(xix)                           The Company represents and agrees that, unless it obtains the prior written consent of Piper Jaffray & Co., and each Underwriter severally represents and agrees that, unless it obtains the prior written consent of the Company and Piper Jaffray & Co., it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule III. Any such free writing prospectus consented to by the Company and Piper Jaffray & Co. is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(b)                                 Each Selling Shareholder, severally and not jointly, covenants and agrees with the several Underwriters with respect to itself as follows:

(i)                                     Except as otherwise agreed to by the Company and the Selling Shareholder pursuant to an outstanding registration rights agreement, a true and correct copy of which has been delivered to counsel to the Underwriters, such Selling Shareholder will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by such Selling Shareholder, and the fees of such Selling Shareholder’s separate counsel.

(ii)                                  The Securities to be sold by such Selling Shareholder, represented by the certificates and option agreements, as applicable, on deposit with the Custodian pursuant to the Custody Agreement of such Selling Shareholder, are subject to the interest of the several Underwriters and the other Selling Shareholders; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Shareholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Shareholder, by the death of such Selling Shareholder, or by the occurrence of any other event. If any Selling Shareholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

(iii)                               Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

(iv)                              Such Selling Shareholder shall immediately notify you if any event occurs regarding such Selling Shareholder, or of any change in information relating to such Selling Shareholder, which results in the Time of Sale Disclosure Package or in the Prospectus (as amended or supplemented) or any Issuer General Free Writing Prospectus including an untrue statement of a material fact regarding such Selling Shareholder or omitting to state any material fact necessary to make the statements therein regarding such Selling Shareholder, in light of the circumstances under which they were made, not misleading.

(v)                                 Such Selling Shareholder shall deliver to the Custodian or the Representatives, as appropriate, prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

5.                                       Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

(a)                                  The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve and all filings required by Rules 424, 430A and 433 of the Rules and Regulations shall have been timely made (without reliance on Rule 424(b)(8) or Rule 164(b); no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with.

(b)                                 No Underwriter shall have advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in your reasonable opinion, is material, or omits to state a fact which, in your reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c)                                  Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), that, in your reasonable judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d)                                 On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Robins, Kaplan, Miller & Ciresi L.L.P., counsel for the Company, dated such Closing Date and addressed to you, substantially in the form attached hereto as Exhibit A.

(e)                                  On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Kirkland & Ellis LLP, counsel for the Selling Shareholders, dated such Closing Date and addressed to you, substantially in the form attached hereto as Exhibit B.

(f)                                    On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Faegre & Benson LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Time of Sale Disclosure Package or the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

(g)                                 On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of Ernst & Young LLP, dated such Closing Date and addressed to you, confirming that it is an independent registered public accounting firm within the meaning of the Act and is in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

(h)                                 On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i)                                     The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such

Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)                                  No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)                               The signers of said certificate have carefully examined the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto, and (A) each part of the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto contain, and contained when such part of the Registration Statement, or any amendment thereof, became effective, all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain and did not contain when such part of the Registration Statement, or any amendment thereof, became effective, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of material fact or omit to state and did not omit to state as of its date or the time of first use within the meaning of the rules and Regulations a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) since the Time of Sale there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (D) subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), and (E) except as stated in the Time of Sale Disclosure Package and in the

Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any Material Adverse Change.

(i)                                     On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Shareholders or either of such Selling Shareholder’s Attorneys-in-Fact to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and that such Selling Shareholder has complied with all the agreements and satisfied all the conditions on such Selling Shareholder’s part to be performed or satisfied at or prior to such Closing Date.

(j)                                     The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

(k)                                  On or prior to the date of this Agreement, the Representatives shall have received a Lock-up Agreement from each of the directors, officers, Selling Shareholders and certain identified holders of more than five percent of the Company’s outstanding Common Stock.

(l)                                     The Securities shall have been approved for listing on the Nasdaq National Market.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6.                                       Indemnification and Contribution.

(a)                                  The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430C of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

In addition to its other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by U.S. Bank (the “Prime Rate”). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

(b)                                 Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of such Selling Shareholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 430C of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials, including any road show or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that no Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; further provided, however, that (i) each Selling Shareholder’s liability under this Section 6 shall be limited to the extent that any misstatements in or omissions from the Registration Statement, or the Prospectus are based on written information furnished for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any such amendment or supplement, any Issuer Free Writing Prospectus or any Marketing  Materials by such Selling Shareholder; and (ii) in no event shall any Selling Shareholder be liable under the provisions of this Section 6 for any amount in excess of the aggregate amount of proceeds such Selling Shareholder received from the sale of the Securities pursuant to this Agreement.

In addition to its other obligations under this Section 6(b), each Selling Shareholder, severally and not jointly, agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(b) for which such Selling Shareholder may be liable, it will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Shareholder’s obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by U.S. Bank (the “Prime Rate”). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which each Selling Shareholder may otherwise have.

(c)                                  Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company and the Selling Shareholders may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company or any such Selling Shareholder in connection with investigating or defending against any such loss, claim, damage, liability or action.

(d)                                 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 6, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section 15 of the Securities Act or Section 20 of the Exchange Act. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by a majority of the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e)                                  If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, each Selling Shareholder and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Company, each Selling Shareholder and the Underwriters, as the case may be, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Shareholders or by the Underwriters, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this subsection 6(e) are several in proportion to the respective number of Securities they have purchased hereunder, and not joint.

The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection 6(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection 6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the first sentence of this subsection 6(e) shall be deemed to include, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection 6(e). Notwithstanding the provisions of this subsection 6(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public, exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)                                 The obligations of the Company and the Selling Shareholders under this Section 6 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

(h)                                 The Underwriters severally confirm and the Company and each Selling Shareholder severally acknowledge that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page of the Prospectus, the concession and reallowance figures appearing in the second paragraph under the caption “Underwriting” in  the Prospectus, and the information contained in the table at the end of the first paragraph under the caption “Underwriting” in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

7.                                       Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and each Selling Shareholder herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and each Selling Shareholder contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Shareholders or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

8.                                       Substitution of Underwriters.

(a)                                  If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule II hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b)                                 If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder,

upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination neither the Company nor any Selling Shareholder shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or the Selling Shareholders (except to the extent provided in Section 6 hereof).

If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, in the Time of Sale Disclosure Package, in the Prospectus or in any other documents, as well as any other arrangements, may be effected. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

9.                                                                                       Effective Date of this Agreement and Termination.

(a)                                  This Agreement shall become effective at 10:00 a.m., Central time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by you of an electronic communication authorizing commencement of the offering the Securities for sale by the Underwriters or other securities dealers. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

(b)                                 You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading on the Nasdaq National Market, New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq National Market, New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or state authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

(c)                                  If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Shareholders, shall be notified promptly by you by telephone, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you and an Attorney-in-Fact, on behalf of the Selling Shareholders, shall be notified by the Company by telephone, confirmed by letter.

10.                                 Default by One or More of the Selling Shareholders or the Company. If one or more of the Selling Shareholders shall fail at the First Closing Date to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number of Securities to be sold by all Selling Shareholders as set forth in Schedule I, then the Underwriters may at your option, by notice from you to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or (b) elect to purchase the Securities which the Company and the non-defaulting Selling Shareholders have agreed to sell hereunder.

In the event of a default by any Selling Shareholder as referred to in this Section, either you or the Company or, by joint action only, the non-defaulting Selling Shareholders shall have the right to postpone the First Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, in the Time of Sale Disclosure Package or in the Prospectus or in any other documents or arrangements.

If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

No action taken pursuant to this Section shall relieve the Company or any Selling Shareholders so defaulting from liability, if any, in respect of such default.

11.                                 Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives c/o Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters’ Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed or delivered to it at 7275 Flying Cloud Drive, Eden Prairie, MN  55344 Attention:  Chief Executive Officer; if to

any of the Selling Shareholders, at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12.                                 Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

13.                                 Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Representatives have been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Representatives have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Representatives are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representatives and the other Underwriters, and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company.

14.                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

15.                                 Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

Very truly yours,

Golf Galaxy, Inc.

By:

Its:

SELLING SHAREHOLDERS

By:
Randall K. Zanatta,
Attorney-in-Fact

Confirmed as of the date first
above mentioned, on behalf of
themselves and the other several
Underwriters named in Schedule II
hereto.

PIPER JAFFRAY & CO.

By:

Its:

WILLIAM BLAIR & COMPANY

By:

Its:

WEDBUSH MORGAN SECURITIES

By:

Its:

SCHEDULE I

Selling Shareholders

Name	Number of Firm Shares to be Sold	Maximum Number of Option Shares Subject to Option

Total:

I-1

SCHEDULE II

Underwriter	Number of Firm Shares (1)

Total:

(1)                                  The Underwriters may purchase up to an additional                  Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

II-1

SCHEDULE III

Issuer General Free Writing Prospectuses

III-1